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                                     EXHIBIT 23.2


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registrations statement of our report dated February 10, 1997 incorporated by reference in BMC West Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



                                       ARTHUR ANDERSEN LLP
Boise, Idaho
September 23, 1997